CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Comprehensive Income
Net Income	$ 2,185	$ 4,278	$ 4,291
Other Comprehensive Income (Loss)
Currency translation adjustments	85	106	(9)
Unrealized gain (loss) from available-for-sale securities	14	87	(70)
Total Other Comprehensive Income (Loss)	99	193	(79)
Total Comprehensive Income	$ 2,284	$ 4,471	$ 4,212